UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 16, 2009

Cosi, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50052	06-1393745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 Lake Cook Road, 6th Floor, Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (847) 597-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On November 16, 2009, Cosi, Inc. issued a press release announcing that it has set a subscription price of $0.50 per share for its previously announced rights offering of up to approximately $5.0 million of its common stock to its stockholders of record as of November 27, 2009.

A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01 (d).                Exhibits.

99.1	Press Release of Cosi, Inc., dated November 16, 2009.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cosi, Inc.

Date: November 16, 2009	By:	/s/ William Koziel
Name: William Koziel
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Press Release of Cosi, Inc., dated November 16, 2009.	E